Exhibit 99.3

CERTIFICATE OF DETERMINATION OF
SERIES F CONVERTIBLE PREFERRED STOCK
OF
ALTRIS SOFTWARE, INC.

The undersigned, Carl Mostert and John W. Low, hereby certify that:

I.                                         They are the duly elected and acting President and Secretary, respectively, of Altris Software, Inc., a California corporation (the “Company”).

II.                                     The Company has 1,000,000 shares of preferred stock authorized, of which 478,261 shares have been previously designated as Series A Preferred Stock, none of which are issued and outstanding as of the date hereof; 172,500 shares have been previously designated as Series B Convertible Preferred Stock, none of which are issued and outstanding as of the date hereof; 100,000 shares have been previously designated as Series C Convertible Preferred Stock, none of which are issued and outstanding as of the date hereof; 3,000 shares have been previously designated as Series D Convertible Preferred Stock, none of which are outstanding; and 3,000 shares have been previously designated as Series E Convertible Preferred Stock, none of which are outstanding.  The number of shares of preferred stock to be designated as Series F Convertible Preferred Stock is 5,291, none of which have been issued.

III.                                 Pursuant to authority given to it by the Company’s Articles of Incorporation, the Board of Directors of the Company has duly adopted the following recitals and resolutions.

WHEREAS, the Articles of Incorporation of the Company, as amended, provide for a class of shares known as preferred stock issuable from time to time in one or more series;

WHEREAS, the Board of Directors of the Company is authorized, within the limitations and restrictions stated in the Articles of Incorporation, to determine and alter the rights, preferences, privileges and restrictions granted to or imposed upon any wholly unissued series of preferred stock, to fix the number of shares constituting any such series and to determine the designation thereof; and

WHEREAS, the Board of Directors of the Company desires, pursuant to its authority as aforesaid, to designate a new series of preferred stock and the number of shares constituting such series and to fix the rights, preferences, privileges and restrictions of such series.

NOW, THEREFORE, BE IT RESOLVED, that the Board of Directors of the Company hereby designates a new series of preferred stock and the number of shares constituting such series and fixes the rights, preferences, privileges and restrictions relating to such series as follows:

1.                                       Designation, Amount, Ranking and Par Value.  The series of Preferred Stock shall be designated as the Series F Convertible Preferred Stock (the “Preferred Stock”) and the number of shares so designated shall be 5,291.  The par value of each share of Preferred Stock shall be $1.00.  Each share of Preferred Stock shall have a stated value of $1,000.00 per share (the “Stated Value”).  The shares of the Preferred Stock shall rank senior to all other shares of preferred stock (unless otherwise approved under Section 3) and Common Stock as to distribution of assets (upon liquidation or otherwise) and payment of dividends.

2.                                       Dividends.

(a)                                  Payment of Dividends.  Holders of Preferred Stock shall be entitled to receive, when and as declared by the Board of Directors of the Company out of funds legally available therefor, cumulative dividends at the rate per share (as a percentage of the Stated Value per share) equal to 5% per annum, payable quarterly in arrears on March 1, June 1, September 1 and December 1 in each year, with the first dividend payable on December 1, 2003.  Dividends on the Preferred Stock shall accrue on March 1, June 1, September 1 and December 1 of each year beginning on December 1, 2003 and shall be deemed to accrue on such date whether or not earned or declared.  Each such dividend will be payable to holders of record as they appear on the books of the Company on such record dates, which shall be 30 days prior to the payment dates thereof unless another record date shall be fixed by the Board of Directors of the Company.  The party that holds the Preferred Stock on an applicable record date for any dividend payment will be entitled to receive such dividend payment and any other accrued and unpaid dividends which were accrued prior to such dividend payment date, without regard to any sale or disposition of such Preferred Stock subsequent to the applicable record date but prior to the applicable dividend payment date.  The Company shall pay interest on all accrued but unpaid dividends at an annual rate of 8% compounded annually from the date of accrual until paid.

(b)                                 Priority of Dividends. So long as any Preferred Stock shall remain outstanding, in no event shall any dividend or distribution (other than a dividend or distribution described in Section 5) be paid upon, nor shall any distribution be made in respect of, the Junior Stock, nor shall any monies be set aside for or applied to the purchase or redemption (through a sinking fund or otherwise) of the Junior Stock unless all dividends on the Preferred Stock for all past dividend periods shall have been paid, plus interest at an annual rate of 8% compounded annually from the date of accrual until paid.

(c)                                  Dividends Payable in Cash or Stock.  All dividends payable on the Preferred Stock may be paid in cash or in shares of Common Stock of the Company, as determined in the discretion of the Board of Directors of the Company.  In the event that the Board determines that any dividend accrued hereunder shall be paid in shares of Common Stock, the total number of shares to be issued shall equal the nearest whole number of shares (rounded up) obtained by dividing (i) the amount of the dividend to be paid (including any interest as provided in this Section 2) by the average Per Share Market Value on the third (30) Trading Days immediately prior to the date on which such dividend is declared by the Board of Directors.

3.                                       Voting Rights.  The holder of each share of Preferred Stock shall be entitled to a number of votes equal to the number of shares of Common Stock into which such share of Preferred Stock would be converted on all matters submitted to the vote of the holders of Common Stock, and shall vote as a class with the holders of Common Stock.  Provided, so long as any shares of the Preferred Stock are outstanding, the Company shall not, without the affirmative vote of the holders of two-thirds of the outstanding shares of the Preferred Stock, (i) alter or change adversely the powers, preferences or rights given to the Preferred Stock, or (ii) authorize or create any class of stock or series of preferred stock ranking as to dividends or distribution of assets (upon liquidation or otherwise) prior to or pari passu with the Preferred Stock.

4.                                       Liquidation.  In the event of any complete liquidation, dissolution or winding-up of the Company, whether voluntary or involuntary, the holders of shares of the Preferred Stock shall be entitled to receive out of the assets of the Company, whether such assets are capital or surplus, for each share of the Preferred Stock an amount equal to $1,000.00 per share, plus (i) an amount equal to accrued but unpaid dividends per share, whether declared or not, and (ii) interest on all accrued but unpaid dividends at an annual rate of 8% compounded annually from the date of accrual until paid, before any distribution shall be made to the holders of Junior Stock of the Company, and if the assets of the Company shall be insufficient to pay in full such amounts, then such assets shall be distributed among such holders ratably in accordance with the respective amounts that would be payable on such shares if all amounts payable thereon were paid in full.

5.                                       Conversion.

(a)                                  Mechanics of Conversion.  Each share of Preferred Stock shall be convertible into shares of Common Stock at the Conversion Ratio (subject to reduction under Section 5(c)), at the option of the holder, in whole or in part at any time after the expiration of 45 days after the Original Issue Date (as defined in Section 7 below) (the “Conversion Term”).  The holder shall effect conversions by delivering to the Company a written notice (the “Conversion Notice”), accompanied by the certificate representing the shares of the Preferred Stock to be converted.  Each Conversion Notice shall specify the number of shares of Preferred Stock to be converted and the date on which such conversion is to be effected (the “Conversion Date”), which shall in no event be earlier than ten (10) business days after the date such Conversion Notice is given in accordance with Section 5(i) below.  Each Conversion Notice, once given, shall be irrevocable (subject to Section 5(b) below).  If the holder is converting less than all shares of Preferred Stock, the Company shall promptly deliver to the holder a certificate for such number of shares of Preferred Stock as have not been converted.

(b)                                 Three Trading Days after the Conversion Date, the Company will deliver to the holder (i) a certificate or certificates which shall be free of restrictive legends and trading restrictions (other than those then required by law), representing the number of shares of Common Stock being acquired upon the conversion of shares of Preferred Stock the certificate representing the number of shares of Preferred Stock not converted; provided, however that the Company shall not be obligated to issue certificates evidencing the shares of Common Stock issuable upon conversion of any shares of Preferred Stock, until certificates evidencing such shares of Preferred Stock are either delivered to the Company or any transfer agent for the Preferred Stock or Common Stock, or the holder notifies the Company that such certificates have been lost, stolen or destroyed and provides a bond (or other adequate security acceptable to the Company) satisfactory to the Company to indemnify the Company from any loss incurred by it in connection therewith.

(c)                                  Conversion Price; Adjustments.

(i)                                     The Conversion Price (the “Conversion Price”) in effect on any Conversion Date shall be $0.45, subject to adjustments as provided hereunder.

(ii)                                  If the Company, at any time while any shares of Preferred Stock are outstanding, (a) shall pay a stock dividend or otherwise make a distribution or distributions on shares of its Junior Stock payable in shares of its capital stock (whether payable in shares of its Common Stock or of capital stock of any class), other than a stock dividend pursuant to Section 2(c) above, (b) subdivide outstanding shares of Common Stock into larger number of shares, (c) combine outstanding shares of Common Stock into a smaller number of shares, or (d) issue by reclassification of shares of Common Stock any shares of capital stock of the Company, the Conversion Price designated in Section 5(c)(i) shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock of the Company outstanding before such event and of which the denominator shall be the number of shares of Common Stock outstanding after such event.  Any adjustment made pursuant to this Section 5(c)(ii) shall become effective immediately after the record date in the case of a dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or reclassification.

(iii)                               In case the Company, at any time while any shares of the Preferred Stock are outstanding, shall issue rights or warrants to all holders of Common Stock entitling them to subscribe for or purchase shares of Common Stock at a price per share less than the Per Share Market Value of Common Stock at the record date mentioned below, the Conversion Price designated in Section 5(c)(i) shall be multiplied by a fraction, of which the denominator shall be the number of shares of Common Stock (including all shares of Common Stock issuable upon conversion of outstanding Preferred Stock at the Conversion Price in effect immediately prior to the event triggering such adjustment and outstanding Convertible Securities (as defined below) or exercise of outstanding rights, options or warrants to subscribe for, purchase or otherwise acquire either Common Stock or Convertible Securities, but excluding treasury shares, if any) outstanding on the date of issuance of such rights or warrants plus the number of additional shares of Common Stock offered for subscription or purchase, and of which the numerator shall be the number of shares of Common Stock (including all shares of Common Stock issuable upon conversion of outstanding Preferred Stock at the Conversion Price in effect immediately prior to the event triggering such adjustment and outstanding Convertible Securities or exercise of outstanding rights, options or warrants to subscribe for, purchase or otherwise acquire either Common Stock or Convertible Securities, but excluding treasury shares, if any) outstanding on the date of issuance of such rights or warrants plus the number of shares which the aggregate offering price of the total number of shares so offered would purchase at such Per Share Market Value.  Such adjustment shall be made whenever such rights or warrants are issued, and shall become effective immediately after the record date for the determination of shareholders entitled to receive such rights or warrants.  However, upon the expiration of any right or warrant to purchase Common Stock the issuance of which resulted in an adjustment in the Conversion Price pursuant to this Section 5(c)(iii), if such right or warrant shall expire and shall not have been exercised, the Conversion Price shall immediately upon such expiration be recomputed and effective immediately upon such expiration be increased to the price which it would have been (but reflecting any other adjustments in the Conversion Price made pursuant to the provisions of this Section 5 after the issuance of such rights or warrants) had the adjustment of the Conversion Price made upon the issuance of such rights or warrants been made on the basis of offering for subscription or purchase only that number of shares of Common Stock actually purchased upon the exercise of such rights or warrants actually exercised.  For purposes herein, “Convertible Securities” shall mean any evidences of indebtedness, shares (other than the Preferred Stock) or other securities directly or indirectly convertible into or exchangeable for Common Stock.

(iv)                              In case the Company, at any time while any shares of the Preferred Stock are outstanding, shall issue (A) options or warrants entitling the holder thereof to subscribe for or purchase shares of Common Stock at an exercise price less than the Conversion Price then in effect, (B) securities convertible into Common Stock at a conversion price less than the Conversion Price then in effect, and/or (C) shares of Common Stock at a price less than the Conversion Price then in effect (in either of (A), (B) or (C) other than with respect to such issuances or grants of options, warrants or securities convertible into Common Stock (1) under the Company’s Amended and Restated 1996 Stock Incentive Plan, as may be amended by the Board of Directors, or pursuant to any other stock incentive plan approved by the Board of Directors (2) in connection with any merger or acquisition involving the Company, (3) upon conversion of the Preferred Stock, (4) upon conversion or exercise of convertible securities and/or warrants outstanding on the Original Issue Date, (5) as a dividend or distribution on Preferred Stock, or (6) in an offering in connection with which all outstanding Preferred Stock will be converted into Common Stock), then the Conversion Price designated in Section 5(c)(i) shall be multiplied by a fraction, of which the denominator shall be the number of shares of Common Stock (including all shares of Common Stock issuable upon conversion of outstanding Preferred Stock at the Conversion Price in effect immediately prior to the event triggering such adjustment and outstanding Convertible Securities or exercise of outstanding rights, options or warrants to subscribe for, purchase or otherwise acquire either Common Stock or Convertible Securities, but excluding treasury shares, if any) outstanding on the date of issuance of such options, warrants, convertible securities or shares of Common Stock, as the case may be, plus the number of additional shares of Common Stock offered for subscription, purchase, or conversion into, and of which the numerator shall be the number of shares of Common Stock (including all shares of Common Stock issuable upon conversion of outstanding Preferred Stock at the Conversion Price in effect immediately prior to the event triggering such adjustment and outstanding Convertible Securities or exercise of outstanding rights, options or warrants to subscribe for, purchase or otherwise acquire either Common Stock or Convertible Securities, but excluding treasury shares, if any) outstanding on the date of issuance of such options, warrants, convertible securities, or shares of Common Stock, as the case may be, plus the number of shares which the aggregate exercise, conversion, or purchase price (as the case may be) of the total number of shares issuable upon exercise, conversion, or purchase of such options, warrants, convertible securities, or shares of Common Stock would purchase at the Conversion Price then in effect.  Such adjustment shall be made whenever such options, warrants, convertible securities or shares of Common Stock are issued at an exercise, conversion or purchase price less than the Conversion Price, and such adjustment shall become effective immediately after the date on which such options, warrants,  convertible securities or shares of Common Stock are issued at an exercise, conversion or purchase price less than the Conversion Price.  However, upon the expiration of any option, warrant or right to purchase or subscribe for shares of Common Stock, or upon the expiration of the conversion feature of a convertible security, the issuance of any of which resulted in an adjustment in the Conversion Price pursuant to this Section 5(c)(iv), if such option, warrant or right or the conversion feature of a convertible security shall expire and shall not have been exercised, the Conversion Price shall immediately upon such expiration be recomputed and effective immediately upon such expiration be increased to the price which it would have been (but reflecting any other adjustments in the Conversion Price made pursuant to the provisions of this Section 5 after the issuance of such options, warrants,  convertible securities or shares of Common Stock) had the adjustment of the Conversion Price made upon the issuance of such options, warrants, convertible securities, or shares of Common Stock been made on the basis of offering for purchase, subscription, or conversion into only that number of shares of Common Stock actually purchased, subscribed for or converted into upon the exercise or conversion of such options, warrants, convertible securities or Common Stock actually exercised or converted.

(v)                                 In case the Company, at any time while shares of Preferred Stock are outstanding, shall distribute to all holders of Common Stock (and not to holders of Preferred Stock) evidences of its indebtedness or assets or rights or warrants, to subscribe for or purchase any security (excluding those referred to in Section 5(c)(iii) above) then in each such case the Conversion Price at which each share of the Preferred Stock shall thereafter be convertible shall be determined by multiplying the Conversion Price in effect prior to the record date fixed for determination of shareholders entitled to receive such distribution by a fraction of which the denominator shall be the Per Share Market Value of Common Stock determined as of the record date mentioned above, and of which the numerator shall be such Per Share Market Value of the Common Stock on such record date less the then fair market value at such record date of the portion of such assets or evidence of indebtedness so distributed applicable to one outstanding share of Common Stock as determined by the Board of Directors of the Company in good faith; provided, however that in the event of a distribution exceeding ten percent of the net assets of the Company, then such fair market value shall be determined by a nationally recognized or major regional investment banking firm or firm of independent certified public accountants of recognized standing (which may be the firm that regularly examines the financial statements of the Company) (an “Appraiser”) selected in good faith by the holders of a majority in interest of the shares of Preferred Stock; and provided, further then the Company, after receipt of the determination by such Appraiser shall have the right to select an additional Appraiser, in which case the fair market value shall be equal to the average of the determination by each such Appraiser.  In either case the adjustments shall be described in a statement provided to all holders of Preferred Stock of the portion of assets or evidences of indebtedness so distributed or such subscription rights applicable to one share of Common Stock.  Such adjustment shall be made whenever any such distribution is made and shall become effective immediately after the record date mentioned above.

(vi)                              All calculations under this Section 5 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be.

(vii)                           Whenever the Conversion Price is adjusted pursuant to Section 5(c)(ii), (iii), (iv), (v) or (vi), the Company shall promptly mail to each holder of shares of Preferred Stock, a notice setting forth the Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment.

(viii)                        In case of any reclassification of the Common Stock, any consolidation or merger of the Company with or into another person, sale or transfer of all or substantially all of the assets of the Company or any compulsory share exchange pursuant to which share exchange the Common Stock is converted into other securities, cash or property, then the holders of the shares of Preferred Stock then outstanding shall have the right thereafter to convert such shares only into the kind and amount of shares of stock and other securities and property receivable upon or deemed to be held following such reclassification, consolidation, merger, sale, transfer or share exchange by a holder of a number of shares of the Common Stock of the Company into which such shares of Preferred Stock could have been converted immediately prior to such reclassification, consolidation, merger, sale, transfer or share exchange.  The terms of any such consolidation, merger, sale transfer or share exchange shall include such terms so as to continue to give to the holder of shares of Preferred Stock the right to receive the securities or property set forth in this Section 5(c)(viii) upon any conversion following such consolidation, merger, sale, transfer or share exchange.  This provision shall similarly apply to successive reclassifications, consolidations, mergers, sales, transfers of share exchanges.

(ix)                                In case:

(A)                              the Company shall declare a dividend (or any other distribution) on its Common Stock; or

(B)                                the Company shall declare a special nonrecurring cash dividend on or a redemption of its Common Stock; or

(C)                                the Company shall authorize the granting to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights; or

(D)                               the approval of any shareholders of the Company shall be required in connection with any reclassification of the Common Stock of the Company (other than a subdivision or combination of the outstanding shares of Common Stock), any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of the assets of the Company, or any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property; or

(E)                                 of the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company;

then the Company shall cause to be filed at each office or agency maintained for the purpose of conversion of the shares of Preferred Stock, and shall cause to be mailed to the holders of the shares of Preferred Stock at their last addresses as they shall appear upon the stock books of the Company, at least 10 calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined, or (y) the date on which such reclassification, consolidation, merger, sale, transfer, share exchange, dissolution, liquidation or winding-up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, share exchange, dissolution, liquidation or winding-up (but no failure to mail such notice or any defect therein or in the mailing thereof shall affect the validity of the corporate action required to be specified in such notice).

(d)                                 Reservation of Shares.  In the event that, at the time any holder submits a Conversion Notice under Section 5(a) with respect to all or a portion of the outstanding Preferred Stock, the number of authorized shares of Common Stock of the Company is not sufficient for the issuance of the number of authorized shares of Common Stock into which such Preferred Stock is otherwise then convertible under this Section 5, then only that portion that may then be converted into authorized shares shall be converted and the remaining shares of Preferred Stock shall remain outstanding and may be converted by the holder at any time after the number of  authorized shares of Common Stock has been increased to a number sufficient to allow the conversion of such shares of Preferred Stock.  Subject to the foregoing, the Company covenants that it will at all times reserve and keep available, out of its authorized and unissued Common Stock solely for the purpose of issuance upon conversion of Preferred Stock as herein provided, free from preemptive rights or any other actual contingent purchase rights of Persons other than the holders of shares of Preferred Stock, such number of shares of Common Stock as shall be issuable (taking into account the adjustments and restrictions of Section 5(c) hereof) upon the conversion of all outstanding shares of Preferred Stock.  The Company covenants that all shares of Common Stock that shall be so issuable shall, upon issue, be duly and validly issued and fully paid and nonassessable.

(e)                                  Fractional Shares.  The Company shall not be required to issue stock certificates representing fractions of shares of Common Stock, but may if otherwise permitted, make a cash payment in respect of any final fraction of a share based on the Per Share Market Value at such time.  If the Company elects not, or is unable, to make such a cash payment, the holder of a share of Preferred Stock shall be entitled to receive, in lieu of the final fraction of a share, one whole share of Common Stock.

(f)                                    Taxes.  The issuance of certificates for shares of Common Stock on conversion of Preferred Stock shall be made without charge to the holders thereof for any documentary stamp or similar taxes that may be payable in respect of the issue or delivery of such certificate, provided that the Company shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such certificate in a name other than that of the holder of the shares of Preferred Stock converted and the Company shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

(g)                                 Effect of Conversion.  Shares of Preferred Stock converted into Common Stock shall be canceled and shall have the status of authorized but unissued shares of preferred stock.

(h)                                 Public Offering.  If the Company intends to initiate a public offering of its securities in an amount exceeding $5,000,000 in the aggregate and the Company reasonably believes that the conversion of any shares of Preferred Stock may have an adverse effect on the ability of the Company to complete such offering or the price at which such securities could be sold therein, the Company, upon at least 30 days prior written notice to the holders of Preferred Stock, may suspend the right of the holders of the shares of Preferred Stock to convert such shares pursuant to Section 5 for the period commencing on the date the Company files a registration statement with the Securities and Exchange Commission and terminating 90 days after the closing of the public offering, provided that the last day that the Preferred Stock is convertible (as set forth in Section 5(a)) shall be extended for such number of days as the conversion right was suspended under this Section 5(i).

(i)                                     Conversion Notice.  Each Conversion Notice shall be given by facsimile and by mail, postage prepaid, addressed to the attention of the Chief Financial Officer of the Company at the facsimile telephone number and address of the principal place of business of the Company.  Any such notice shall be deemed given and effective upon the earliest to occur of (i) receipt of such facsimile at the facsimile telephone number specified in this Section 5(j), (ii) three days after deposit in the United States mails, or (iii) upon actual receipt by the party to whom such notice is required to be given.

6.                                       Automatic Conversion of Preferred Stock.

(a)                                  Triggering Event.  If on September 30, 2008 (the “Maturity Date”) any shares of Preferred Stock are still outstanding for which a holder has not exercised his, her, or its conversion right(s), such outstanding shares of Preferred Stock shall be automatically converted into shares of Common Stock in accordance with this Section 6 at the Conversion Price then in effect.

(b)                                 Mechanics.  On the Maturity Date, any outstanding shares of Preferred Stock shall be converted automatically without any further action by the holders of such shares and whether or not the certificates representing such shares are surrendered to the Company or its transfer agent; provided, however, that the Company shall not be obligated to issue certificates evidencing the shares of Common Stock issuable upon such conversion unless the certificates evidencing such shares of Preferred Stock are either delivered to the Company or its transfer agent as provided below, or the holder notifies the Company or its transfer agent that such certificates have been lost, stolen or destroyed and executes an agreement satisfactory to the Company to indemnify the Company from any loss incurred by it in connection with such certificates.  Upon the occurrence of such automatic conversion of the Preferred Stock, the holders of Preferred Stock shall surrender the certificates representing such shares at the office of the Company or any transfer agent for the Preferred Stock.  Thereupon, there shall be issued and delivered to such holder promptly at such office and in its name as shown on such surrendered certificate or certificates, a certificate or certificates for the number of shares of Common Stock into which the shares of Preferred Stock surrendered were convertible on the date on which such automatic conversion occurred.

7.                                       Definitions.  For the purposes hereof,

“Common Stock” means shares now or hereafter authorized of the class of Common Stock, no par value, of the Company presently authorized and stock of any other class into which such shares may hereafter have been reclassified or changed.

“Conversion Ratio” means, at any time, a fraction, of which the numerator is Stated Value plus (i) accrued but unpaid dividends, and (ii) interest on all accrued but unpaid dividends at an annual rate of 8% compounded annually from the date of accrual until paid, and of which the denominator is the Conversion Price at such time.

“Junior Stock” means the Common Stock of the Company and any other stock of the Company over which shares of the Preferred Stock have preference as to distribution of assets.

“Original Issue Date” means the date of the first issuance of any shares of the Preferred Stock.

“Per Share Market Value” means on any particular date (a) the last sale price per share of the Common Stock on such date on the Nasdaq National Market or principal stock exchange on which the Common Stock has been listed or if there is no such price on such date, then the last price on such exchange on the date nearest preceding such date, or (b) if the Common Stock is not admitted to trading or listed on the Nasdaq National Market or any stock exchange, the closing sale price (or if the closing sale price is not reported, the average of the closing bid and asked price) for a share of Common Stock in the OTC Bulletin Board or other over-the-counter market, as reported by the Nasdaq Stock Market or other reputable quotation service designated by the Board of Directors of the Company, at the close of business on such date, or (c) if the Common Stock is no longer publicly traded the fair market value of a share of Common Stock as determined by an Appraiser (as defined in Section 5(c)(v) above) selected in good faith by the holders of a majority in interest of the shares of the Preferred Stock; provided, however, that the Company, after receipt of the determination by such Appraiser, shall have the right to select an additional Appraiser, in which case, the fair market value shall be equal to the average of the determinations by each such Appraiser; provided, further that if the Company mails written notice, postage prepaid, to each holder of record of the Preferred Stock, at such holder’s address as last shown on the records of the Company, stating that a determination of fair market value is required, and within twenty (20) days thereafter the Company has not received from the holders of a majority of the shares of Preferred Stock a written notice of the selection of an Appraiser, then the Per Share Market Value shall be the fair market value as reasonably determined by the Board of Directors of the Company.

“Person” means a corporation, an association, a partnership, limited liability company, organization, a business, an individual, a governmental or political subdivision thereof or a governmental agency.

“Trading Day” means (a) a day on which the Common Stock is traded on the Nasdaq National Market or principal stock exchange on which the Common Stock has been listed, or (b) if the Common Stock is not listed on the Nasdaq National Market or any stock exchange, a day on which the Common Stock is traded on the OTC Bulletin Board or in any other over-the-counter market, as reported by the Nasdaq Stock Market or other reputable quotation service designated by the Board of Directors of the Company.

RESOLVED FURTHER, that the President and Secretary of the Company be, and they hereby are, authorized and directed to prepare, execute, verify, and file in the Office of the California Secretary of State, a Certificate of Determination in accordance with this resolution and as required by law.

Each of the undersigned further declares under penalty of perjury under the laws of the State of California that the matters set forth in this certificate are true and correct of his own knowledge.

Executed at San Diego, California on the 29th day of September, 2003.

/s/ Carl Mostert
Carl Mostert, President

/s/ John W. Low
John W. Low, Secretary